UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 28, 2026, Altimmune, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the positive topline results from the RECLAIM Phase 2 trial evaluating pemvidutide 2.4 mg dose, an investigational balanced glucagon/GLP-1 dual receptor agonist, in patients with moderate to severe alcohol use disorder (AUD).

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As noted above, on July 28, 2026, the Company announced the positive topline results from the RECLAIM Phase 2 trial evaluating the 2.4 mg dose of pemvidutide, an investigational balanced glucagon/GLP-1 dual receptor agonist, in patients with moderate to severe AUD.

The trial met its primary endpoint with a highly statistically significant reduction in heavy drinking days per week (HDD) versus placebo, with positive results across important secondary endpoints, including a two-level reduction in the World Health Organization Risk Drinking Level and zero HDDs, both of which are U.S. Food and Drug Administration (FDA) registrational endpoints, as well as a reduction in phosphatidyl ethanol levels. A generally favorable safety and tolerability profile was observed in the trial. The Company plans to request an End-of-Phase 2 meeting with the FDA based on the results of the trial.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Press Release of Altimmune, Inc. dated July 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Gregory Weaver
Name: Gregory Weaver
Title: Chief Financial Officer

Dated: July 28, 2026